Innovator Laddered Allocation Buffer ETF
Schedule of Investments
July 31, 2025 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
Innovator U.S. Equity Buffer ETF - August (a)(b)	384,505	$18,129,411
Innovator U.S. Equity Buffer ETF - February (a)(b)	393,579	17,876,358
Innovator U.S. Equity Buffer ETF - January (a)(b)	350,181	17,884,829
Innovator U.S. Equity Buffer ETF - July (a)(b)	377,412	18,081,809
Innovator U.S. Equity Buffer ETF - June (a)(b)	402,652	17,849,563
Innovator U.S. Equity Buffer ETF - March (a)(b)(c)	358,719	17,859,220
Innovator U.S. Equity Buffer ETF - May (a)(b)	412,571	17,625,900
Innovator U.S. Equity Buffer ETF - November (a)(b)	426,711	17,886,146
Innovator U.S. Equity Buffer ETF - October (a)(b)	387,852	17,930,398
Innovator U.S. Equity Buffer ETF - September (a)(b)	390,260	17,961,326
Innovator U.S. Equity Buffer ETF April (a)(b)	384,007	17,568,320
Innovator U.S. Equity Buffer ETF -December (a)(b)	390,023	17,889,302
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $185,237,665)		214,542,582

SHORT-TERM INVESTMENTS - 0.0%(d)		Value
Investments Purchased with Proceeds from Securities Lending - 0.0%(d)	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.58%(e)	45,900	45,900
TOTAL SHORT-TERM INVESTMENTS (Cost $45,900)		45,900

TOTAL INVESTMENTS - 99.9% (Cost $185,283,565)		214,588,482
Money Market Deposit Account - 0.2% (f)		359,414
Liabilities in Excess of Other Assets - (0.1)% (d)		(45,069)
TOTAL NET ASSETS - 100.0%		$214,902,827
two		–%
Percentages are stated as a percent of net assets.		–%

LLC - Limited Liability Company

(a)	Non-income producing security.
(b)	Affiliated security as defined by the Investment Company Act of 1940.
(c)	All or a portion of this security is on loan as of July 31, 2025. The fair value of these securities was $44,807.
(d)	Represents less than 0.05% of net assets.
(e)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.
(f)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2025 was 4.20%.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Innovator Laddered Allocation Buffer ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Exchange Traded Funds	$214,542,582	$–	$–	$214,542,582
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	45,900
Total Investments	$214,542,582	$–	$–	$214,588,482

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $45,900 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of July 31, 2025 (% of Net Assets)

Affiliated Exchange Traded Funds	$214,542,582	99.9%
Money Market Deposit Account	359,414	0.2
Investments Purchased with Proceeds from Securities Lending	45,900	0.0
Liabilities in Excess of Other Assets	(45,069)	(0.1	)(a)
	$214,902,827	100.0%

(a)	Represents less than 0.05% of net assets.

Transactions with Affiliates

BUFB has the following transactions during the period ended July 31, 2025 with affiliated companies:
					Period Ended July 31, 2025

Security Name	Value as of November 1, 2024	Purchases	Sales	Value as of July 31, 2025	Share Balance	Dividend Income	Net Realized Gain (Loss) on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)
Innovator U.S. Equity Buffer ETF - January	$13,724,292	$5,100,072	$2,374,285	$17,884,829	350,181	$-	$611,044	$823,706
Innovator U.S. Equity Buffer ETF - February	13,714,929	5,132,417	2,224,073	17,876,358	393,579	-	613,142	639,943
Innovator U.S. Equity Buffer ETF - March	13,638,121	5,095,812	2,524,862	17,859,220	358,719	-	610,078	1,040,071
Innovator U.S. Equity Buffer ETF - April	13,618,427	5,295,911	2,211,629	17,568,320	384,007	-	582,998	282,613
Innovator U.S. Equity Buffer ETF - May	13,675,997	5,073,781	2,403,701	17,625,900	412,571	-	551,728	728,095
Innovator U.S. Equity Buffer ETF - June	13,642,207	5,073,264	2,292,639	17,849,563	402,652	-	523,002	903,729
Innovator U.S. Equity Buffer ETF - July	13,592,854	5,134,646	2,225,721	18,081,809	377,412	-	639,679	940,351
Innovator U.S. Equity Buffer ETF - August	13,619,704	5,077,800	2,225,442	18,129,411	384,505	-	642,130	1,015,219
Innovator U.S. Equity Buffer ETF - September	13,616,760	5,068,470	2,224,122	17,961,326	390,260	-	604,891	895,327
Innovator U.S. Equity Buffer ETF - October	13,601,877	5,091,088	2,222,331	17,930,398	387,852	-	543,660	916,104
Innovator U.S. Equity Buffer ETF - November	13,797,068	5,128,935	2,451,339	17,886,146	426,711	-	458,752	952,730
Innovator U.S. Equity Buffer ETF - December	13,772,432	5,338,860	2,218,241	17,889,302	390,023	-	526,478	469,773
Total				$214,542,582			$6,907,582	$9,607,661